Unique biology Precision therapeutics Broad impact NASDAQ LISTED FHTX March 2026 Exhibit 99.2

| Forward Looking Statements 2 This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreement with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 dose escalation trial of FHD-909 with Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform®; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-909 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-909, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including withing the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Any forward-looking statements represent the Company’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| Foghorn is a Leader in Chromatin Biology, Successfully Drugging Challenging Targets 3 Targeting chromatin regulation Implicated in up to 50% of all tumors Multi-billion $ Opportunities Unlocking selectivity of previously undruggable targets First-and-Best-in-Class Approaches Innovating selective protein degradation with capabilities in induced proximity Selective Target Engagement Leveraging a proven drug development platform with expansive potential Strategic Partnership: Multiple Programs

Chromatin Regulatory System Orchestrates Gene Expression: Multiple Opportunities for Targets and Therapeutics

Chromatin Regulatory System genes are **implicated** across a **wide range of cancers**

Chromatin – compacted form of DNA inside the nucleus of the cell

Chromatin Remodeling Complexes – specialized multiprotein machines that allow access to DNA
Targets: SMARCA2, ARID1B

Transcription Factors – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA
Targets: Multiple TFs





Other Chromatin Binding Proteins involved in gene expression / function
Targets: CBP, EP300

Leveraging **synthetic lethality** and **lineage dependencies**

4

| Foghorn’s Platform Has Delivered Precision First-in-Class Therapeutics, and is Poised to Unlock New Biology 5 1. Chromatin Biology 2. Chemistry, Biochemistry & Formulations 3. Degraders / Selective Targeting Deep mechanistic understanding of chromatin regulatory system Expertise in rules of degrader optimization Track record with previously undruggable targets Expansion into New TAs & Induced Proximity Track record of delivering precision therapeutics

| Foghorn: Precision Therapies with Potential for Multi-Billion Dollar Opportunities Across Oncology 6 Modality Program and Partner Phase 1 Enzyme Inhibitors Protein Degraders FHD-909* (Selective SMARCA2) 3 Discovery Programs Undisclosed Partnered** Undisclosed Disease SMARCA4-mutant cancers (e.g., NSCLC) Selective SMARCA2 SMARCA4-mutant cancers (e.g., NSCLC) Selective ARID1B ARID1A-mutant cancers (e.g., endometrial, gastric, bladder, NSCLC) Selective CBP ER+ Breast and EP300-mutant cancers (e.g., endometrial, cervical, ovarian, bladder) Selective EP300 MM and DLBCL and other heme cancers Undisclosed Undisclosed Pre-Clinical Anticipated MilestonesDiscovery *LY4050784, 50/50 U.S. economic split, ex-U.S. royalties. **Pending Lilly decision to proceed, 50/50 U.S. economic split, ex-U.S. royalties. SMARCA2 = BRM DLBCL: Diffuse Large B-Cell Lymphoma; ER+: Estrogen Receptor-positive; MM: Multiple Myeloma; NSCLC: Non-Small Cell Lung Cancer Ph 1 Monotherapy Data; Confidential Transition to Lilly; Confidential IND-enabling Studies; 2026 Transition to Lilly; Confidential IND-enabling Studies; 2026 In vivo PoC; 2026

| FHD-909 is Being Developed in Collaboration with Lilly; Landmark Agreement Signed in December 2021 Significant Upfront and Economics Strong Momentum and Shared Vision Ongoing Discovery Programs • $300 million cash • $80 million in Foghorn common stock at a price of $20 per share • 50/50 U.S. economic split on SMARCA2- target and another undisclosed program • Tiered ex-U.S. royalties ranging from low double-digit into 20s • Lilly is a leading oncology company with a track record of innovation and execution • Lilly selected FHD-909 for development and initiated the first clinical trial in 2024 • Thorough evaluation of FHD-909 in models of SMARCA2-dependent tumors • Three additional programs as part of collaboration (undisclosed) • Potential to earn royalties and up to $1.3 billion in potential milestones across these three programs 7

Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer

Leader in Unique Area of Cancer Biology

Foghorn is a **leader in targeting chromatin biology,** which has the potential to address underlying dependencies of many genetically defined cancers

Platform with initial focus in oncology, **therapeutic area expansion potential**

Large Market Potential

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

Broad pipeline across a range of targets and small molecule modalities

Well-Funded

$158.9 million in cash and equivalents *(as of 12/31/2025)*

$50 million gross proceeds from January 2026 financing

Cash runway into H1 2028

Shares outstanding: approximately 70.6M*

Value Drivers

Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in **Phase 1 trial**

Advancement of preclinical assets (Selective SMARCA2, CBP, EP300, ARID1B degraders) towards INDs

Protein degrader platform with expansion into induced proximity

Major Strategic Collaboration

Strategic collaboration with Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

Lilly

**Includes pre-funded warrants as of 02/28/2026.*

8

Selective SMARCA2 Program For SMARCA4-mutant Cancers • FHD-909 (LY4050784) – Selective SMARCA2 Inhibitor 9

SMARCA2: Clinical-stage FHD-909 Selective SMARCA2 Inhibitor and Preclinical Selective SMARCA2 Degrader

	Selective SMARCA2 Inhibitor FHD-909*	Selective SMARCA2 Degrader
Biology	Exploit the synthetic lethal relationship between SMARCA2 and mutated SMARCA4	
Status	Phase 1 monotherapy dose escalation trial ongoing	Advancing through late preclinical development
Opportunity	SMARCA4-mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors	
Lilly Partnership	50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties	

*LY4050784

10

| Selective SMARCA2 Inhibition: Promising Strategy to Exploit Synthetic Lethal Relationship Between SMARCA2 and Mutant SMARCA4 11 No SMARCA4 Mutations SMARCA4 Mutation SMARCA4 Mutation and SMARCA2i Cell Survival Cell Death Healthy Cells Cancer Cells SMARCA4 SMARCA2 BAF Complex BAF Complex Mutant SMARCA4 BAF Complex SMARCA2i Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors) SMARCA4 SMARCA2

| SMARCA4 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 12 SMARCA4 mutated across a broad range of tumors Accounts for ~5% of solid tumors AACR GENIE via cBioPortal

| FHD-909: Overall Goal is to Become a First-Line Treatment for SMARCA4- mutated NSCLC 13 1st Line NSCLC Pembrolizumab-based regimens Other immune checkpoint inhibitor-based regimens Chemotherapy-based regimens 2nd Line NSCLC Chemotherapy-based regimens Ramucirumab (anti-VEGF) + chemotherapy Checkpoint inhibitor monotherapy 3rd Line NSCLC Chemotherapy-based regimens Other targeted agents + chemotherapy Relevant treatment regimens in each line of therapy for metastatic NSCLC* Agents evaluated preclinically in combination with FHD-909 KRAS inhibitors Targeted agents Note: *Generalized across squamous and non-squamous metastatic NSCLC without driver mutation Source: CancerMPact 2024 US NSCLC TA report

Significant Unmet Medical Need in NSCLC Metastatic Setting for SMARCA4 Patients

Frontline NSCLC Metastatic – PD1 + Chemo[1]



Response Rate (%)
PFS (months)
OS (months)
39.1%
6.1 months
15.0 months
Significant Unmet Need
21.9%
2.7 months
8.1 months
1L (SMARCA4 WT)
1L (SMARCA4 Mut)

Significant Unmet Need in SMARCA4-mutated NSCLC

- **Poor response** to 1L chemo-immunotherapy for patients with SMARCA4 mutations[1]
- **2L outcomes with docetaxel** are poor for **all** patients **(ORR 10-20% depending on agent/s[2,3]; PFS ~5-months)**
- **SMARCA4-mutated patients are expected to fare even worse in the 2L setting**
- **3L+ setting** – experience suggests less than 10% ORR and 1 to 2 months PFS

Source: *1. Alessi, J Thorac Oncol, 2023* 2. Rittmeyer, *Lancet*, 2017; Fehrenbacher, *J Thorac Oncol*, 2018; Mazieres, *J Thorac Oncol*, 2021 Herbst, *Lancet*, 2016; Herbst, Abs OA03.07 3. S1800A – Lung-MAP Sub-study – ASCO 2022; Garon, Lancet, 2014

14

SMARCA4 Mutations are Consequential – in NSCLC, Patients with Mutated SMARCA4 Have Significantly Worse Clinical Outcomes

Overall Survival for SMARCA4 wt vs SMARCA4 mut[1]; Frontline Metastatic NSCLC w/ Chemoimmunotherapy



N
Median OS, months (95% CI)
SMARCA4WT 593 15.0 (13.5-17.7)
SMARCA4MUT 114 8.1 (6.6-12.2)
HR: 1.70 [95% CI: 1.33-2.17]
P<0.001
Overall Survival(%)
1.0
0.8
0.6
0.4
0.2
0.0
0
6
12
18
24
30
36
42
Months

SMARCA4 Mutated in Up to 10% of NSCLC Tumors, Minimal Overlap w/ Other Mutations[2]



SMARCA4 10%
KRAS 29%
EGFR 26%
ALK 7%
RET 4%
MET 7%
Genetic Alteration
Inframe Mutation (putative driver)
Inframe Mutation (unknown significance)
Missense Mutation (putative driver)
Missense Mutation (unknown significance)
Truncating Mutation (putative driver)
Truncating Mutation (unknown significance)
Fusion
Amplification
Deep Deletion
No alterations

NSCLC patients with SMARCA4 mutations:
- Poor prognosis
- Shorter overall survival
- Less responsive to immune checkpoint inhibitors
- Clinically definable, high unmet need population

Supporting references:
- Gandhi, et al, 2025; DOI: 10.1016/j.jtho.2025.01.016
- Alessi, et al, 2023; DOI: 10.1016/j.jtho.2023.01.091
- Negrao, et al, 2023; DOI: 10.1158/2159-8290.Cd-22-1420
- Liu, et al, 2021; DOI: 10.1002/1878-0261.12831
- Fernando, et al, 2020; DOI: 10.1038/s41467-020-19402-8
- Schoenfeld, et al, 2020DOI: 10.1158/1078-0432.ccr-20-1825

Source: 1. Alessi et al DOI: 10.1016/j.jtho.2023.01.091; 2. TCGA via cBioPortal

15

| When SMARCA4 and KRAS Mutations Co-Occur, Patients Have Even Worse Outcomes to Standard of Care Treatment In response to PD(L)-1 therapy, patients with co-occurring SMARCA4 and KRAS mutations have a shorter ORR, PFS, and OS than patients with only KRASmut 16 Overall Response Rate (ORR) Source: Alessi et al DOI: 10.1016/j.jtho.2021.03.024 Progression-Free Survival (PFS) Overall Survival (OS) Median PFS, months (95% CI) Median OS, months (95% CI) KRAS mut + SMARCA4 wt (n:159): 15.1 (11.2–20.1) KRAS mut + SMARCA4 mut (n:17): 3.0 (1.0–9.3) HR = 0.25 [95% CI: 0.14–0.42] P < 0.001 HR = 0.29 [95% CI: 0.17–0.50] P < 0.001 0.0% (0/17) KRAS mut + SMARCA4 wt (n:159): 4.1 (2.8–6.0) KRAS mut + SMARCA4 mut (n:17): 1.4 (0.9–2.0) P = 0.03 22.0% (35/159)

A First-in-Human Phase 1 Trial of FHD-909 in Advanced Solid Tumor Patients with SMARCA4 Mutations



Phase 1a Dose Escalation
Advanced solid tumors with any SMARCA4 alteration
(mTPI-2 method with backfilling[a])
Dose Level n
Dose Level 3
Dose Level 2
Dose Level 1
Phase 1b Dose Expansion[b]
Presence of a Known or Likely Loss of Function of SMARCA4
Part A: 2L + NSCLC[c]
(Optional Randomized Dose Optimization)
Randomized
Cohort A1
Cohort A2 (optional)
Cohort A3 (optional)
Part B: Other Solid Tumors
Cohort B1

- FHD-909 is administered orally BID, in 28-day cycles
- Phase 1b may begin prior to completion of backfill in Phase 1a
- In Phase 1b, no prior SMARCA2 (BRM) inhibitors/degraders are allowed

Note: [a]Each dose level will enroll 3-6 DLT-evaluable patients; select dose levels may backfill up to 20 patients; N~80; [b] Phase 1b may open prior to completion of backfill; N~80; [c] prior platinum doublet, immunotherapy, and antibody-drug conjugate therapy allowed; sponsor may initiate a randomized dose optimization cohort within Phase 1b across 2 or more dose levels

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Degrader Programs • Selective CBP Degrader • Selective EP300 Degrader • Selective ARID1B Degrader 18

| Developing a Portfolio of Novel and Selective Degraders 19 Selective ARID1B Degrader Selective CBP Degrader • Mutated in up to 5% of all solid tumors • First to demonstrate robust and selective degradation of the protein • Developing VHL and cereblon degraders, potential for oral delivery • Program advancing towards in vivo proof-of-concept in 2026 • EP300-mutant and CBP- dependent Cancers • Anti-tumor activity demonstrated including promising potential in ER+ breast cancer • Long-Acting Injectable (LAI) formulation • No significant preclinical heme toxicity • IND-enabling studies in 2026 • CBP-mutant and EP300- dependent Cancers • Potential across range of heme malignancies, including MM and DLBCL • Highly selective and potent • No significant preclinical heme toxicity • IND-enabling studies in 2026 Selective EP300 Degrader

CBP and EP300 Proteins – A Decades-long Challenge in Selectivity

CBP and EP300 Biology

- CBP and EP300 are highly homologous, paralog histone acetyltransferases regulating enhancer-mediated transcription and protein stability
- Dysregulation of CBP and EP300 has been implicated in multiple cancers
- Dual targeting has revealed tolerability and safety issues

Foghorn's Solution... Highly Selective Degradation

- Achieved selective targeting which results in improved tolerability and efficacy
- Advancing two separate programs with defined dependencies and patient populations


CBP/
EP300
CoA
Ac
CoA
Ac
MYC
Cell growth
Cell survival
Ac
TF
TF
TF
Ac
RNA
Polymerase
Ac
Ac

EP300 Degrader Approach
Focus on EP300 Lineage-dependent Cancers

CBP Degrader Approach
Focus on EP300-mutant Cancers via Synthetic Lethality

20

Selective CBP Degrader, FHT-171 For EP300-mutant and CBP-dependent Cancers 21

Summary: Selective CBP Degrader for CBP-dependent & EP300-mutant Cancers

Asset Description

Target / Approach
- CREB binding protein (CBP)
- Targeted protein degrader

Stage / Next Milestone
- Preclinical
- IND-enabling studies in 2026

Key Differentiation
- Highly selective and potent
- Increased tolerability relative to non-selective compounds
- Long-acting formulation
- Compelling combination potential

Initial Opportunity (U.S.)

CBP-dependent Cancers**	Incidence*		
ER+ Breast cancer	210K	NA	NA

EP300 mut. Cancers	Incidence*	EP300 mut. Frequency	EP300 mut. Incidence
Gynecological cancers[1]	105K	8%	8.4K
Bladder cancer	84K	10%	8.4K
Other cancers[2]	349K	6%	21K

*Per year incidence in the U.S.. Source: Clarivate DRG Mature Markets Data; [1]Endometrial, Cervical, and Ovarian Cancers; [2]Gastric, CRC, NSCLC
**CBP-dependent cancers do not exploit synthetic lethal relationships in paralogs

22

| In Breast Cancer, FHT-171 Disrupts Estrogen Receptor (ER) Signaling and Inhibits Tumor Cell Growth Robust & Potent CBP Degradation …Resulting in Cancer Cell Growth Inhibition 23 0. 00 01 0. 00 1 0. 01 0. 1 1 10 10 0 10 00 10 00 0 10 00 00 10 00 00 0 % d e te c te d C B P p ro te in CBP degradation in MCF7 cells(24h) …Leads to Reduced Expression of ER and its Target Genes MCF7 colony formation assay (14d) 33311137 12.34.11.370.46 0.150.050.017 1000 0 FHT-171 [nM] 1nM FHT-171 treated MCF7 (7d)

| FHT-171 Demonstrates Anti-tumor Efficacy as a Monotherapy in Standard-of-care Resistant ER+ Breast Cancer Models ER+ Metastatic Breast Cancer CDX (ST941C; ESR1m) ER+ Metastatic Breast Cancer PDX (ST4887B, ESR1 wt) ER+ Metastatic Breast Cancer PDX (ST4680D, ESR1m) 24 T u m o r V o lu m e (m m 3 ) + /- S E M *Data were generated as part of a Mouse Clinical Trial executed by Xenostart. PDX models are from patients who have progressed from endocrine and CDK4/6 inhibitor therapies. 0 20 40 0 200 400 600 800 1000 Days on treatment Untreated control FHT-171, 10mg/kg QD, s.c. 0 5 10 15 0 250 500 750 1000 Days on treatment T u m o r V o lu m e ( m m 3 ) + /- S E M Untreated control FHT-171, 10mg/kg QD, s.c.

| FHT-171 Shows No Impact on Platelet Counts and Spared Megakaryocytes • C B P Platelet Counts Post Two Weeks of Dosing (In Vivo – Control Mice) Human Megakaryocyte Cell Viability Assay (In Vitro**) *CCS1477 (Inobrodib) inhibition study used 3 weeks of dosing Platelet counts are unaffected by selective CBP degrader in in vivo models **Human megakaryocytes derived from primary human hematopoietic stem cells 25 PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 P la te le ts (X 1 0 3 c e ll s /u L ) Vehicle FHT-171, 10mg/kg, SC, QD Dual BD inhibitor, (GNE-781), 30mg/kg, PO, BID FHT-171 Dual CBP/EP300 Bromodomain Inhibitors Vehicle Dual BD inhibitor (CCS1477, Inobrodib), 20mg/kg, PO, QD GNE-781 Inobrodib *

FHT-171: Potent and Selective CBP Degrader

FHT-171 Rapidly and Potently Degrades CBP, but not its Paralog EP300



FHT-171 CBP Kinetics
Fractional Luminescence (RLU)
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Time (Hours)
1 uM
333 nM
111 nM
37 nM
12 nM
4 nM
1 nM
457 pM
152 pM
51 pM
17 pM
6 pM
2 pM
627 fM
209 fM
70 fM
DMSO

Dmax: 97%
Max Rate: 3.2 hr^{-1}
DC50: 30pM



FHT-171 EP300 Kinetics
Fractional Luminescence (RLU)
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Time (Hours)
1 uM
333 nM
111 nM
37 nM
12 nM
4 nM
1 nM
457 pM
152 pM
51 pM
17 pM
6 pM
2 pM
627 fM
209 fM
70 fM
DMSO

Dmax: 5%
Max Rate: N/A

Global Proteomics Confirms that FHT-171 is Selective



CBP
EP300
Bromodomain proteins
-Log10 pValue
6
5
4
3
2
1
0
-3
-2
-1
0
1
2
3
100nM CBPd-171/DMSO 3hr Log2FC

26 |

| Selective CBP Degradation Results in Significant Anti-Tumor Activity in EP300-mutant Solid Tumor Models EP300mut Bladder Cancer CDX (639V) EP300mut Gastric Cancer CDX (AGS) EP300mut Gastric Cancer PDX (ST020326) T u m o r V o lu m e (m m ³ + S E M ) B o d y W ei g h t C h an g e (% ) 20 30 40 50 60 0 500 1,000 1,500 Vehicle FHT-CBPd-59, 10mg/kg (QD) FHT-CBPd-59, 3mg/kg (QD) FHT-CBPd-59, 1mg/kg (QD) FHT-CBPd-59, 0.3mg/kg (QD) FHT-CBPd-59, 0.1mg/kg (QD) T u m o r V o lu m e ( m m 3 ± S E M ) B o d y w e ig h t c h a n g e ( % ) Fold Selectivity >20x >10000x EP300 0.15 uM 30uM CBP 0.005 uM 0.0024uM Degrader Selectivity FHT-CBPd-59 DC50 @24h FHT-CBPd-41 DC50 @24h 27

Long-Acting Injectable Formulation of CBPd-171 Enables Weekly Sub-cutaneous (SC) Delivery

Tumor Growth Inhibition Observed in EP300mut (AGS) Gastric Model
(Daily Injections and SC weekly LAI Injection)



Vehicle
CBPd-171, 3mpk, QD s.c
CBPd-171 LAI, 25mpk, QW s.c
Tumor Volume (mm³ ± SEM)
1500
1000
500
0
20
25
30
35
40
45
50
55
60
Days After Tumor Inoculation

- **Weekly LAI injection of CBDd-171 results in efficacy comparable to daily SC injections in AGS (gastric) model**
- **We observe robust, dose-dependent CBP degradation across tumor models in PK/PD studies**
- **LAI characterization in additional pharmacology studies planned to refine human dose predictions**

28 |

Development Vision: CBP Degrader has the Potential to be an Attractive Combination Partner in ER+ Breast Cancer and Beyond

Phase 1a Dose Escalation

ER+ BC patients who failed at least 2L in advanced / metastatic setting


Dose Level n
Dose Level 3
Dose Level 2
Dose Level 1

Phase 1b Dose Expansion / Combination

Expansion cohorts based on Ph1a

In parallel, explore combos


Endocrine Therapy:
Fulvestrant
Elacestrant
Tamoxifen
CBPd
CDK4/6:
Abemaciclib
Palbociclib
Ribociclib

Registration

Advance selected combinations into registrational studies

Expanding to earlier lines of therapy

Additional combinations to enable future label expansion

29 |

Selective EP300 Degrader For CBP-mutant and EP300-dependent Cancers 30

Summary: Selective EP300 Degrader for CBP-mutant & EP300-dependent Cancers

Asset Description

Target / Approach	• E1A binding protein p300 (EP300) • Targeted protein degrader
Indications	• Broad range of heme malignancies focused on MM and DLBCL • AR+ prostate • Bladder, melanoma, others
Stage / Next Milestone	• Preclinical • IND-enabling studies in 2026
Key Differentiation	• Deeper efficacy response vs non-selective molecules • Improved tolerability profile vs non-selective molecules • Patient selection biomarker for DLBCL

Initial Opportunity (U.S.)

EP300-dependent Hematological Malignancies	Incidence*
MM	31K
DLBCL	32K
AML + MDS	38K

*Per year incidence in the U.S. Source: Clarivate DRG Mature Markets Data

31

| EP300 Degradation Shows Anti-Proliferative Activity in Broad Range of Hematological Malignancies 32MM: Multiple Myeloma; DLBCL: Diffuse Large B-Cell Lymphoma; AML: Acute Myeloid Leukemia; BL: Burkitt’s Lymphoma; PTCL: Peripheral T-cell Lymphomas; T-ALL: T-cell Acute Lymphoblastic Leukemia; B-ALL: B-cell Acute Lymphoblastic Leukemia; CML: Chronic Myeloid Leukemia; HL: Hodgkin Lymphoma; MCL: Mantle Cell Lymphoma, FL: Follicular Lymphoma Anti-Tumor Activity Across Full Range of Heme Sub-Lineages (~ 70% of All Tested Cell Lines are Sensitive)

| Multiple Myeloma (MM1S) CDX DLBCL (KARPAS422) CDX AR+ Prostate (VCaP) CDX EP300 Degradation Results in Significant Tumor Growth Inhibition in MM, DLBCL and Prostate Models 33 B o d y W ei g h t C h an g e ( % ) 5 10 15 20 25 30 35 40 45 0 500 1,000 1,500 2,000 Vehicle FHT-EP300d - 32, SC, 50mg/kg (BID) Days After Tumor Inoculation FHT-EP300d - 32, SC, 20mg/kg (BID) FHT-EP300d - 32, SC, 10mg/kg (BID) B o d y W e ig h t C h an g e ( % ) 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 3,000 Days After Tumor Inoculation Vehicle FHT-EP300d - 53, SC, 30mg/kg (QD) FHT-EP300d - 53, SC, 10mg/kg (QD) CCS1477 (Inobrodib), PO, 20mg/kg (QD) Fold Selectivity >1000x EP300 0.7 nM CBP >1 uM Degrader Selectivity FHT-EP300d-53 DC50 @24h Fold Selectivity >40x EP300 23 nM CBP >1 uM Degrader Selectivity FHT-EP300d-32 DC50 @24h

| Selective EP300 Degradation Results in Significant Responses In Vivo, and Spares Platelets 34 • The max efficacious dose for inobrodib results in stasis with daily dosing. However, inobrodib use in the clinic is limited by thrombocytopenia, which requires dosing holidays • Selective EP300 degraders can achieve deeper responses at tolerated doses with no thrombocytopenia MM1S – A Multiple Myeloma Study Platelet Count

| Selective EP300 Degrader Spares Platelets, Red Blood Cells and Neutrophils No Change in Platelets, Red Blood Cells or Neutrophils Following 14 Days of Daily Dosing in Immunocompetent Mice 35 WBC: White Blood Cells; RBC: Red Blood Cells; PLT: Platelets; Neut: Neutrophils W BC (x 10 9 ce lls /L ) RBC (x 10 6 ce lls /μ L) PLT (x 10 9 ce lls /L ) Neu t ( x1 0 9 ce lls /L )

| VHL-based Selective EP300 Degrader Maintains Activity in IMiD Resistant Cell Lines 36 Resistant MM1S cell lines were developed through 5–6 months of in vitro exposure to gradually increasing concentrations of lenalidomide, pomalidomide, iberdomide, or mezigdomide dEP300-9 dEP300-9 pomalidomide lenalidomide mezigdomide iberdomide

| 20 25 30 35 40 0 100 200 300 400 1000 2000 3000 4000 Days After Tumor Inoculation Vehicle FHT-EP300d-007, 30mpk, BID, s.c. CCS1477 (Inobrodib), 10mpk, BID (4d on / 3d off), p.o CCS1477 (Inobrodib), 20mpk, QD, p.o. Pomalidomide, 10mpk, QD, p.o. Selective EP300 Degrader Shows Superior Efficacy Compared to Pomalidomide and Inobrodib in an IMiD Resistant Multiple Myeloma Model Pomalidomide-Resistant Multiple Myeloma CDX (MM1S-PomR) Treated with EP300d-007 37 • Selective EP300 degrader achieves deeper responses (regressions) in a Pomalidomide-resistant Multiple Myeloma model • Selective EP300 degrader with improved therapeutic window enables sustained target coverage and improved efficacy .

| EP300d-007: Potent and Selective EP300 Degrader EP300d-007 Rapidly and Potently Degrades EP300, but Not its Paralog CBP Global Proteomics Confirms that EP300d-007 is Selective 38 Dmax: 97% Max Rate: 2.2 hr-1 DC50: 3 nM 333nM EP300d-007/DMSO 6hr Log2FC Dmax: 15% Max Rate: N/A

| 39 Development Vision: EP300 in Hematological Malignancies e patients with r/r hematological malignancies Dose Level 1 Dose Level 2 Dose Level 3 Dose Level n Register in specific hematological malignancies single agent or as part of combination regimen AML/MDS T-Cell Malignancies Expand into earlier lines of therapy MM DLBCL EP300 Explore combinations with SoC Phase 1a Dose Escalation Dose Expansion/ Explore Combinations Registration

Selective ARID1B Degrader For ARID1A-mutant Cancers 40

ARID1B is a Major Synthetic Lethal Target with Potential in Up To 5% of All Solid Tumors

Asset Description

Target / Approach
- **ARID1B**
- **Targeted protein degrader**

Stage / Next Milestone
- **Preclinical**
- ***In vivo* proof-of-concept in 2026**

Key Differentiation
- **Multiple ARID1B binders with nM affinity and selectivity**
- **Selective ARID1B degradation**

Initial Opportunity (U.S.)

	Incidence*	ARID1A mut. Frequency	ARID1A mut. Incidence
Endometrial cancers	66K	38%	25K
Gastric cancers	37K	20%	7K
Bladder cancer	84K	24%	20K
Non-small cell lung cancer	195K	7%	14K

*Per year incidence in the U.S.. Source: Clarivate DRG Mature Markets Data.

41

ARID1B: Drugging A Previously Undruggable Target

Drug Targeting Considerations

- Large and highly unstructured protein ~ 240 kDa
- No known enzymatic function
- Member of large, multi-subunit complex
- High sequence homology (~60%) to ARID1A

Approach

- Discover binders to ARID1B
- Use binders to develop bifunctional degraders


ARID1A/B
BAF
Nucleosome
PDB ID: 6LTJ

42

| Maximum Optionality Achieved Through Progression of Both Cereblon and VHL-based Degraders in Parallel 43 C E R E B L O N V H L

Selective ARID1B Degrader Demonstrates Robust Degradation Across Multiple Cell Lines

IMMUNOBLOT

HT-1376 (Bladder)



DMSO
1 uM
2.5 uM
5 uM
10 uM
20 uM
kDa
280
116
ARID1B
Vinculin

24 hours

HiBiT – ENDPOINT

HCT116 (Colorectal)



Relative Luminescene Units (% Control)
120
100
80
60
40
20
0
0
1000
10000
Concentration (nM)

24 hours

HiBiT – KINETICS

HCT116 (Colorectal)



Relative Luminescence Units (% Control)
120
100
80
60
40
20
0
0
4
8
12
16
20
24
Time (hr)
20 µM
10 µM
5 µM
2.5 µM
1.25 µM
DMSO

44

| Selective ARID1B Degradation Demonstrated by Global Proteomics 45

| 0.0 0.2 0.4 0.6 0.8 1.0 1 2 3 4 5 6 Selective ARID1B Degradation has Demonstrated Effects on Downstream Target Genes – Progressing Towards In Vivo Proof-of-concept 46 3 Day ARID1B shRNA Treatment ARID1B Degrader Treatment y = 0.6782x + 0.2591 R² = 0.7754 0.00 0.20 0.40 0.60 0.80 1.00 1.20 0.0 0.5 1.0 ARID1B expression y = -2.6042x + 3.1832 R² = 0.8159 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 0.0 0.5 1.0 ARID1B expression ARID1B Gene Expression ARID1B Expression ARID1B ExpressionRange of Dox Treatment R e la ti v e E x p re s si o n R e la ti v e E x p re s si o n R e la ti v e E x p re s si o n Down Gene A Expression Up Gene B Expression 24h Treatment 48h Treatment Down Gene A Expression Up Gene B Expression Putative target genes identified from literature and confirmed via internal shRNA efforts

Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer

Leader in Unique Area of Cancer Biology

Foghorn is a **leader in targeting chromatin biology,** which has the potential to address underlying dependencies of many genetically defined cancers

Platform with initial focus in oncology, **therapeutic area expansion potential**

Large Market Potential

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

Broad pipeline across a range of targets and small molecule modalities

Well-Funded

$158.9 million in cash and equivalents *(as of 12/31/2025)*

$50 million gross proceeds from January 2026 financing

Cash runway into H1 2028

Shares outstanding: approximately 70.6M*

Value Drivers

Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in **Phase 1 trial**

Advancement of preclinical assets (Selective SMARCA2, CBP, EP300, ARID1B degraders) towards INDs

Protein degrader platform with expansion into induced proximity

Major Strategic Collaboration

Strategic collaboration with Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

Lilly

**Includes pre-funded warrants as of 02/28/2026.*

47

Unique biology Precision therapeutics Broad impact 48 March 2026

Appendix 49

SMARCA2 Program 50

FHD-909 Monotherapy Demonstrated Regression *In Vivo* in NCI-H2126 SMARCA4-mutant NSCLC Model at Tolerated Doses

NCI-H2126 Reduction in Tumor Volume


Vehicle Control
FHD-909, 20mg/kg, PO, BID
FHD-909, 40mg/kg, PO, BID
FHD-909, 60mg/kg, PO, BID
Tumor Volume (mm³)
350
300
250
200
150
100
0
7
14
21
28
Days of Dosing (Dose Start Day1)

NCI-H2126 Body Weight


Body Weight (% of Starting Weight)
120
110
100
90
80
0
7
14
21
28
Days of Dosing (Dose Start Day1)

Genetic Background: SMARCA4 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C

Note: *All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate.*

51

| FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across SMARCA4-mutant NSCLC Models at Tolerated Doses 52 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO A549 Model RERF-LC-AI Model NCI-H1793 Model Genetic Background: SMARCA4, Q729fs / H736Y, KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C Genetic Background: SMARCA4 mut p.E1496*, TP53 p.Q104*, NF1 p.E1699* Genetic Background: SMARCA4, E514*, TP53 R209* R273H, ARID1A C884* Note: All doses were well tolerated. Dosing holidays were applied to the 60 mg/kg dose groups, as appropriate.

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the A549 (SMARCA4-mutant, KRAS G12S) Xenograft NSCLC Model 53 0 7 14 21 28 200 400 600 800 1000 1200 Days of Dosing (Dose Start Day 1) T u m o r vo lu m e (m m 3 ) * * * * ** ## Note: *p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate. FHD-909 + cisplatin + pemetrexed A549 (SMARCA4mt, KRAS G12S) In vivo, combining FHD-909 with cisplatin and pemetrexed increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or pemetrexed

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the RERF-LC-AI (SMARCA4-mutant) Xenograft NSCLC Model 54 0 7 14 21 28 200 400 600 800 1000 1200 1400 Days of Dosing (Dose Start Day 1) T u m o r V o lu m e (m m 3 ) * * * * **# # Note: *p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. In vivo, combining FHD-909 with cisplatin and paclitaxel increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or paclitaxel FHD-909 + cisplatin + paclitaxel RERF-LC-AI (SMARCA4mt)

Synergistic Activity Observed for FHD-909 in Combination with KRAS Inhibitors *In Vitro*

NCI-H2030, Lung, NSCLC

SMARCA4-/- KRAS(G12C)

FHD-909 + olomorasib (KRAS G12C inhibitor)


Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
FHD-909 Concentration [nM]
[olomorasib] (nM)
100
12.5
1.56
0.19
DMSO

PATU-8988T, Pancreas, PDAC

*SMARCA4 - / fusion, KRAS(G12D)**

FHD-909 + LY3962673 (KRAS G12D inhibitor)


Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
FHD-909 Concentration [nM]
[LY3962673] (nM)
200
50
12.5
3.125
0.78
DMSO

A549, Lung, NSCLC

SMARCA4 Q729fs/H736Y, KRAS(G12S)

FHD-909 + LY4066434 (pan-KRAS inhibitor)


Inhibition (%)
120
100
80
60
40
20
0
-20
1
10
100
1000
10000
FHD-909 concentration (nM)
[LY4066434](nM)
900
450
225
113
56
28
14
7
DMSO

NCI-H2030, Lung, NSCLC

SMARCA4-/- KRAS(G12C)

FHD-909 + pan-KRAS inhibitor


Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
FHD-909 Concentration [nM]
[LY4066434] (nM)
200
50
12.5
3.125
DMSO

SNU-407, Colon, CRC

SMARCA4 P109fs194, R466C, Y507H, M1109V, KRAS(G12D)

FHD-909 + LY3962673 (KRAS G12D inhibitor)


Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
FHD-909 Concentration [nM]
[LY3962673] (nM)
50
12.5
3.1
0.8
DMSO

PATU-8988T, Pancreas, PDAC

SMARCA4 - / fusion, KRAS(G12V)

FHD-909 + LY4066434 (pan-KRAS inhibitor)


Inhibition (%)
120
100
80
60
40
20
0
-20
1
10
100
1000
10000
FHD-909 Concentration [nM]
[LY4066434](nM)
1000
333.3
111.1
37.04
12.35
DMSO

***Note**: FHD-909 is reported in unbound concentrations in the assays; *CRISPR KI, fs frameshift*

55

| Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-mutated Human NSCLC Xenograft Models In Vivo FHD-909 + olomorasib (KRAS G12C inh) NCI-H2030 (SMARCA4mt, KRAS G12C) 56 0 7 14 21 28 0 500 1000 1500 2000 2500 3000 Days of Dosing (Dose Start Day1) T u m o r V o lu m e (m m 3 ) ## synergistic (p<0.05) * * * ## Combination of FHD-909 with olomorasib demonstrated synergistic antitumor activity and sustained tumor regression in vivo Note: Olomorasib – LY3537982; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.

Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-mutated Human NSCLC Xenograft Models *In Vivo*



FHD-909 + pan-KRAS inh
A549 (SMARCA4mt, KRAS G12S)
##synergistic (p<0.05)
Tumor Volume (mm3)
1200
1000
800
600
400
200
0
7
14
21
28
Days of Dosing (Dose start Day 1)
*
*
* ##
Vehicle, PO, BID
FHD-909 40mg/kg BID, PO
pan-KRAS inh 30mg/kg BID, PO
FHD-909 40mg/kg BID,PO + pan-KRAS inh 30mg/kg, BID, PO

Combination of FHD-909 with pan-KRAS inhibitor resulted in synergistic antitumor activity and sustained tumor regression *in vivo*

Note: pan-KRAS inhibitor - LY4066434; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.

57

FHD-909 in Combination with Pembrolizumab Shows Significantly Enhanced Anti-Tumor Activity in A549 CD34+ HSC Humanized Xenograft NSCLC Model

FHD-909 (20 mg/kg) + pembrolizumab
A549 (SMARCA4mt, KRAS G12S)


Tumor volume (mm3)
700
600
500
400
300
200
##
##
*
*
21
28
35
42
49
Study days (Dose Start Day 22)
Vehicle Control
hIgG control, IP 2X per week
Pembrolizumab 10mg/kg IP, 2X per week
FHD-909 20mg/kg BID, PO
FHD-909 20 mg/kg + pembrolizumab 10mg/kg

FHD-909 (40 mg/kg) + pembrolizumab
A549 (SMARCA4mt, KRAS G12S)


Tumor volume (mm3)
700
600
500
400
300
200
##
#
*
*
21
28
35
42
49
Study days (Dose Start Day 22)
Vehicle Control
hIgG control, IP 2X per week
Pembrolizumab 10mg/kg IP, 2X per week
FHD-909 40mg/kg BID, PO
FHD-909 40 mg/kg + pembrolizumab 10mg/kg

FHD-909 sensitized the tumor cells to pembrolizumab treatment resulting in enhanced combination activity

Pembrolizumab alone had no effect on tumor growth compared to vehicle control

*Note: HSC, hematopoietic stem cells; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agents; # additive, ## synergistic by Bliss Independence analysis.*

58

| Selective SMARCA2 Degrader Achieved Complete SMARCA2 Degradation and Cell Growth Inhibition In Vitro 59 Degraders Caused Time- and Dose-dependent SMARCA2 Degradation Antiproliferative Effects in A549-mutant NSCLC Model A549 Ten-Day Proliferation AssaySMARCA2 / SMARCA4 HIBIT Data SMARCA2 SMARCA4 % D eg ra d a ti o n Concentration (uM) 0 25 50 75 100 1E-3 0.01 0.1 1 10 Note: Data as of Q4 2021.

Protein Degradation Importance of Rate Analysis FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 60

Degradation Rates and Their Relationship to Dmax

Theoretical
Kinetic Profile


Native
Deg Rate
Dmax10
Dmax25
Dmax50
Dmax80
Dmax95
Target Level
Time

Experimental
Kinetic Profile


1.5
1.0
0.5
0.0
Fractional Loss
0
5
10
15
20
25
Time (hr)
1 uM
333 nM
111 nM
37 nM
12 nM
4 nM
1 nM
0.4 nM
150 pM
50 pM
17 pM
5 pM
2 pM
627 fM
209 fM
70 fM
DMSO

Experimental
Rate vs. Dmax


100
80
60
40
20
0
Dmax (%)
0.0
0.5
1.0
1.5
Degradation Rate (hr-1)

- **Slower rates lead to partial degradation, faster rates to complete loss**
- **Rate is an indicator of degrader efficiency. If rate is slow, the process is inefficient and reflective of a degrader which does not have a high turnover rate of target**

61

| Degradation Rate Dictates Dmax – Program Independent 62 Foghorn CBP ProgramFoghorn BRD9 Program Foghorn EP300 Program Large scale experimental kinetic analysis for a program reveals the relationship between rate and Dmax

Prelude VHL and CRBN Compounds Have Incomplete Dmax and also Have a Hook Effect

Prelude SMARCA2 (VHL) Degrader


Concentration
3000 nM
750 nM
188 nM
46 nM
12 nM
3 nM
0.7 nM
0.2 nM
DMSO
Rate max (λ) hr-1: 1.5
Hook Effect
Fractional Loss
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Time (hr)

Prelude SMARCA2 (CRBN) Degrader


Concentration
3000 nM
750 nM
188 nM
46 nM
12 nM
3 nM
0.7 nM
0.2 nM
DMSO
Rate max (λ) hr-1: 0.4
Hook Effect
Fractional Loss
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Time (hr)

- **Prelude's SMARCA2 (VHL) degrader was faster and achieved improved Dmax across concentrations as compared to SMARCA2 (CRBN)**
- **The SMARCA2 (CRBN) degrader is considerably slower and therefore even at high concentration will be incomplete**
- **Both degraders show a bifunctional hook effect which slows rate and impedes Dmax at high concentrations**

63

Foghorn Analysis and Dmax Results Match Published Prelude Data

Prelude Published Data

Prelude PRT3789 (VHL) [1]


SMARCA2
SMARCA4
SMARCA2-hook
SMARCA4-hook
Degradation 2h (%)
100
80
60
40
20
0
0.01 0.1 1 10 100 1000 10000
PRT3789 [nM]

Prelude PRT7732 (CRBN) [2]


SMARCA2
SMARCA4
% Protein
120
100
80
60
40
20
0
10^{-2} 10^{-1} 10^{0} 10^{1} 10^{2} 10^{3} 10^{4}
PRT7732 (nM)

Foghorn Replicated Data from Prelude Patents

Prelude (VHL) Degrader


VHL degrader (2 hours)
% Degradation
100
80
60
40
20
0
0.01 0.1 1 10 100 1000 10000
Concentration (nM)


VHL degrader (24 hours)
SMARCA2
% Degradation
100
80
60
40
20
0
0.01 0.1 1 10 100 1000 10000
Concentration (nM)

Prelude (CRBN) Degrader


SMARCA2
SMARCA4
% Protein
100
50
0
0.01 0.1 1 10 100 1000 10000
Concentration (nM)

1. AACR-NCI-EORTC 2023 Poster B113 – Ito et al.
2. AACR 2024 Poster 4503 -Shvartsbart et al.

64